Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of United Wisconsin Grain Producers, LLC (the “Company”) for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin M. Roche, Principle Executive Officer of the Company, and I, Robert J. Miller, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

Date:	November 14, 2003	/s/ Kevin M. Roche
Kevin M. Roche
President (Principle Executive Officer)

Date:	November 14, 2003	/s/ Robert J. Miller
Robert J. Miller
Treasurer (Principal Financial and Accounting Officer)